INTANGIBLE ASSETS, NET (Details) - USD ($)	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Total intangible assets, at cost	$ 12,651,426	$ 1,900,000
Less: accumulated amortization	791,667	411,667
Intangible asset impairment	(1,108,333)	0	$ 0
Impairment of intangible asset	1,108,333	0	$ 0
Intangible assets, net	10,751,426	1,488,333
Customer Relationships [Member]
Total intangible assets, at cost	10,751,426	0
Proprietary technology [Member]
Total intangible assets, at cost	$ 1,900,000	$ 1,900,000